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                                   EXHIBIT 10

                   [NATIONAL CANADA FINANCE CORP. LETTERHEAD]


                                                               November 11, 1993



TransTechnology Corporation
700 Liberty Avenue
Union, New Jersey 07083

Attention: Chandler J. Moisen,
           Senior Vice President, CFO and Treasurer

Dear Chandler:

        It is the understanding of National Canada Finance Corp. ("Bank") that TransTechnology Corporation ("Borrower") is requesting that the Revolving Loan And Security Agreement entered into by and among Borrower, Bank and National Bank of Canada (New York, New York) ("NBC") dated June 21, 1991 (the "Loan Agreement"), as amended by (a) the First Amendment To The Revolving Loan And Security Agreement, dated December 18, 1991, (b) the Second Amendment To The Revolving Loan And Security Agreement, dated December 10, 1992, (c) the letter agreement among Bank, NBC and Borrower, dated December 31, 1992, and (d) the Third Amendment To The Revolving Loan And Security Agreement, dated August 2, 1993 (collectively, the "Amended Loan Agreement") be amended by this letter agreement so that the definition of "Total Debt" as defined in Section 7.1(0) of the Amended Loan Agreement excludes certain liabilities of Borrower relating to its acquisition from TRW, Inc. of TRW's Fastener Division (the "Palnut Acquisition").

        Upon review of this matter, and subject to this letter being signed by all the parties to the Amended Loan Agreement, and subject to the provisions of the next paragraph of this letter, the last sentence of Section 7.1(0) the Amended Loan Agreement is hereby amended to provide the following:

              For purposes of this Section 7.1(0), "Total Debt" shall mean
              (1) the sum of all balance sheet liabilities of Borrower, determined on a consolidated basis in accordance with GAAP, decreased by (2) certain current liabilities and a purchase accounting reserve arising from the Palnut Acquisition up to an aggregate amount not to exceed $3,600,000.





         Baltimore * Charlotte * Cincinnati * Cleveland * Memphis
    New York * Pittsburgh * Roseland, N.J. * San Francisco * Southfield, MI

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                  [NATIONAL CANADA FINANCE CORP. LETTERHEAD]

        Finally, except for the provisions agreed to and set forth in this letter, by its execution of this letter, Borrower hereby (a) ratifies, confirms and agrees to continue to be bound by and to comply with the terms and conditions of the Amended Loan Agreement as if it was fully rewritten and set forth in this letter, and (b) agrees that Bank and NBC have acted commercially reasonable in all respects with their dealings with Borrower in this matter and in their relationship as Borrower and lenders.

        If this letter meets with your agreement and understanding of the terms and provisions set forth in this letter, please acknowledge your acceptance by causing all copies of this letter to be executed by Borrower where indicated below, and then return all copies to me. I will then execute each copy on behalf of NBC and obtain the executed consent of The First National Bank of Boston and will then provide you with copies of the fully executed letter agreement.

                               Very truly yours,

                               NATIONAL CANADA FINANCE CORP.



                           By: /S/ JACK JANKOVIC
                               ----------------------
                               Jack Jankovic
                               Vice President

BY  CAUSING THIS LETTER TO BE EXECUTED BY ITS DULY AUTHORIZED
OFFICER ON THIS 11 DAY OF NOVEMBER 1993, THE  UNDERSIGNED
                --        --------
MANIFESTS ITS AGREEMENT AND UNDERSTANDING THAT THIS LETTER SETS
FORTH THE AGREEMENT AND UNDERSTANDING REACHED BETWEEN THE PARTIES.


                               TRANSTECHNOLOGY CORPORATION



                           By: /S/ CHANDLER J. MOISEN
                               ---------------------------------
                               Chandler J. Moisen
                               Senior Vice President, CFO and
                                  Treasurer

AGREED TO AND ACCEPTED EFFECTIVE AS OF THE 11 DAY OF NOVEMBER,
                                           --        --------
1993, BY:

                               NATIONAL BANK OF CANADA
                               (NEW YORK, NEW YORK)


                           By:  /s/ JACK JANKOVIC
                               ---------------------------------
                        Title:        AGENT
                               ---------------------------------

                       [SIGNATURE CONTINUED ON NEXT PAGE]

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[NATIONAL CANADA FINANCE CORP. LETTERHEAD]



                             THE FIRST NATIONAL BANK OF BOSTON



                        By:  /s/ GAIL R. LONG
                            -------------------------------------

                     Title:     Division Executive
                            -------------------------------------



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